EXHIBIT 99.2



                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 11-K
                               ANNUAL REPORT
                     Pursuant to Section 15(d) of the
                      Securities Exchange Act of 1934





              [X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

                For the fiscal year ended December 31, 1993

                                    OR

              [ ] TRANSITION REPORT PURSUANT TO SECTION 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

          For the transition period from __________ to __________




                       Commission File Number 1-1430




          A.  Full title of the plan:

                          REYNOLDS METALS COMPANY
                               SAVINGS PLAN
                           FOR HOURLY EMPLOYEES


          B.  Name of issuer of the securities held
              pursuant to the plan and the address of
              its principal executive office:

                          REYNOLDS METALS COMPANY
                          6601 West Broad Street
                              P. O. Box 27003
                       Richmond, Virginia 23261-7003

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                           REQUIRED INFORMATION

                     FINANCIAL STATEMENTS AND EXHIBITS



FINANCIAL STATEMENTS

                                                                 Page No.

     Report of Independent Auditors . . . . . . .                F-1
     Statement of Net Assets Available for
       Plan Benefits. . . . . . . . . . . . . . .                F-2
     Statement of Changes in Net Assets Available
       for Plan Benefits. . . . . . . . . . . . .                F-3
     Notes to Financial Statements. . . . . . . .                F-4

     Schedule:

          Assets Held for Investment. . . . . . .                S-1

EXHIBITS

     Exhibit A Consent of Independent Auditors

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                                SIGNATURES


          The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan Committee has duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.


                              REYNOLDS METALS COMPANY
                              SAVINGS PLAN FOR HOURLY EMPLOYEES



                              By: Henry S. Savedge, Jr.
                                  Henry S. Savedge, Jr., Chairman
                                  Plan Committee for Hourly Savings Plan


DATE:  June 24, 1994

                      REPORT OF INDEPENDENT AUDITORS


       Financial Statements and Schedules submitted in paper format under cover of Form SE.

                             INDEX TO EXHIBITS

                                                            Sequential
                                                             Page No.


Exhibit A      Consent of Independent Auditors                ____

                                                                  EXHIBIT A

                      CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-66032) pertaining to the Savings Plan for Hourly Employees of Reynolds Metals Company and in the related Prospectus of our report dated June 17, 1994, with respect to the financial statements and schedules of the Reynolds Metals Company Savings Plan for Hourly Employees included in this Annual Report (Form 11-K) for the year ended December 31, 1993.



                                  ERNST & YOUNG
                                  ERNST & YOUNG

Richmond, Virginia
June 17, 1994